TABLE OF CONTENTS
        ------------------------------------------------------------
        PERFORMANCE SUMMARY                                        2
        ------------------------------------------------------------
        LETTER TO CONTRACTOWNERS                                   3
        ------------------------------------------------------------
        THE GUARDIAN PARK AVENUE FUND
        ------------------------------------------------------------
          INTERVIEW WITH CHARLES E. ALBERS                         4
        ------------------------------------------------------------
          FUND PROFILE                                             6
        ------------------------------------------------------------
        FINANCIALS
        ------------------------------------------------------------
          THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT                 8
        ------------------------------------------------------------
          THE GUARDIAN PARK AVENUE FUND                           16
        ------------------------------------------------------------

THE GUARDIAN PARK AVENUE FUND

OBJECTIVE:    Long-term growth of capital
---------------------------------------------
PORTFOLIO:    At least 80% common stocks and
              securities convertible into
              common stocks
---------------------------------------------
INCEPTION:    June 1, 1972
---------------------------------------------
NET ASSETS AT DECEMBER 31, 1995: $972,274,595
---------------------------------------------

     "WE UTILIZE WHAT WE BELIEVE TO BE SUPERIOR DECISION-MAKING SYSTEMS INCLUDING A BOTTOM-UP QUANTITATIVE STOCK SCORING SYSTEM AND TOP-DOWN PORTFOLIO MANAGEMENT STYLE PREDICTORS. OUR ORGANIZATIONAL CULTURE SUPPORTS INDEPENDENT THINKING AND THE FLEXIBILITY TO ACT QUICKLY. AND, I SUSPECT, WE WORK JUST A LITTLE HARDER THAN MOST OF OUR COMPETITORS."

                                                            --Charles E. Albers
                                                              PORTFOLIO MANAGER

PERFORMANCE SUMMARY


[GUARDIAN LIFE BUILDING DEPICTED]


           INVESTMENT OPTION                               TOTAL RETURN*
           -----------------                               -------------
           The Guardian Park Avenue Fund ................      32.97%
           Value Line Leveraged Growth Investors ........      35.72%
           Value Line Special Situations Fund ...........      27.70%
           Value Line Fund ..............................      30.82%
           Value Line Income Fund .......................      25.00%
           Value Line U.S. Govt. Securities Fund ........      13.32%
           Value Line Cash Fund .........................       4.39%

FIXED-RATE OPTION

     The annual rate of interest for amounts deposited or renewed (on a contract anniversary) in the Fixed-Rate Option for the period January 1, 1995 to October 31, 1995 was 5.50%; for the month of November it was 5.35% and for the month of December it was 5.20%.

     Rates paid by the Fixed-Rate Option are subject to change at any time, and may be higher or lower for new deposits or renewals, but are guaranteed from the date of deposit or renewal to the next contract anniversary.

* The chart above shows the total returns for each investment option under Value Guard based on the percentage change in unit values during the period January 1, 1995 through December 31, 1995. In contrast to the returns presented elsewhere, changes in unit values reflect the effects of mortality and expense risk charges as well as each option's expenses to give you a better picture of an investment option's performance under the contract. Total return performance figures stated above do not, however, reflect the annual contract administration charge or possible withdrawal charges. Deduction of these amounts would reduce the stated total returns. Past performance is not a guarantee of future results.

     You will receive annual reports for the Value Line funds available under Value Guard shortly.

-------------------------------------------------------------------------------
2

DEAR CONTRACTOWNER:

[PHOTO]
Joe D. Sargent, CLU
President & CEO

     As the new President and Chief Executive Officer of The Guardian Insurance & Annuity Company, Inc. and its parent, The Guardian Life Insurance Company of America, I am pleased to introduce this annual report on 1995's results. I would like to take a moment and thank Arthur V. Ferrara for his years of stewardship at the helm of The Guardian Insurance & Annuity Company, Inc. (GIAC). Although Mr. Ferrara has recently retired from The Guardian as Chairman of the Board and Chief Executive Officer, we are pleased that he will continue to serve on the Board of Directors of GIAC, the issuer of your Value Guard variable annuity contract. In my new position, I look forward to maintaining our commitment of providing you with a full range of insurance and investment options to help you build your future.

ON OUR RATINGS

     Once again, we are proud to report that as of January 31, 1996, both GIAC, and its parent, The Guardian Life Insurance Company of America, continue to enjoy the highest rating available from four of the nation's leading insurance company evaluators: Moody's (Aaa), Standard & Poor's (AAA), A.M. Best (A++), and Duff & Phelps (AAA). Although these ratings do not apply to Value Guard's underlying variable investment options, which are subject to the risks of investing in securities, GIAC's triple-A ratings reflect its ability to meet its guarantee of the contract's Fixed-Rate Option and pre-retirement death benefit.

OUR COMMITMENT TO YOU

     Although 1995 brought a change in leadership at GIAC, we will continue our proud tradition of commitment to you, our contractowners and as a provider of superior customer service.

     I invite you to read the interview with Charles Albers, portfolio manager for The Guardian Park Avenue Fund, to learn more about the strategies he used to manage the Fund during 1995.

     Thank you for continuing to invest for your future through GIAC.

Regards,

JOSEPH D. SARGENT, CLU [Signature]

Joseph D. Sargent, CLU
President & Chief Executive Officer

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                                                                              3

THE GUARDIAN PARK AVENUE FUND

[PHOTO]
Charles E. Albers, C.F.A.
Portfolio Manager

Q. THIS HAS BEEN A TERRIFIC YEAR FOR ALL INVESTMENT CLASSES IN THE U.S. HOW HAS THE FUND PERFORMED IN THIS MARKET?

A. Stock market returns in 1995 were far above the previous 25-year compounded annual S&P 500 Index rate of 11.0%.(1) The 37.36% total return on the S&P 500 Index surpassed the 37.16% return of 1975, and one must go back to 1958 to find a higher return: 43.36%. Three major factors were behind 1995's stellar performance. First, the market experienced a drop in long-term interest rates during the year of roughly 2 full percentage points, from 7.9% to 5.9% on the 30-year Treasury Bond. Second, U.S. businesses generally experienced strong operating profits in 1995, with earnings from operations for S&P 500 companies increasing by roughly 14% from 1994 levels. And third, until the federal budget crisis at year's end, there was a reasonably balanced domestic political environment in 1995, with hopes for a reduction of capital gains taxes providing a special impetus to the securities markets.

     Most stock market investors did very well in 1995. However, the average investor had a lot of trouble keeping up with the performance of the S&P 500 Index, which was pulled upward by the strong leadership of roughly 25-50 large-capitalization growth stocks. For example, the Russell 2000 Index, a measure of small-capitalization stock behavior, returned only 28.45%, fully 8.91% behind the S&P 500.(1)

     In this context, for the fifth consecutive year, The Guardian Park Avenue Fund succeeded in outperforming the average growth mutual fund in our peer group, as tracked by Lipper Analytical Services, Inc., an independent mutual fund monitoring organization. The Guardian Park Avenue Fund produced a total return to shareholders of 34.28% in 1995,(2) compared with a lesser average return of 30.79% from the Lipper peer group average.(3)

     We are particularly proud of the Fund's long-term record. Over the last 15 years, the Fund's performance, as measured by total return, has ranked it among the top 10 U.S. equity funds, based on Lipper data, reported by Barron's.(4)

Q. HAS THERE BEEN ANY CHANGE IN PORTFOLIO MANAGEMENT STRATEGY? WHAT HAS BEEN THE IMPACT OF PORTFOLIO MANAGER JUDGMENT DURING 1995?

A. Our basic strategy has not changed. As you know, we use several quantitative models in managing the Fund, and believe that this has given us a competitive advantage over the years. Our multi-factor stock-scoring system has helped us keep the portfolio positioned in the more attractive stocks and sectors. This system performed well again in 1995.

     One portfolio characteristic where judgment comes into play is the positioning with respect to capitalization-size of stocks in the portfolio. Beginning in the first quarter of 1995, our analysis suggested that a move to larger capitalization stocks was desirable, and we moved substantially in that direction, as the chart indicates.

(1) The S&P 500 Index is an unmanaged index of 500 stocks that is generally considered to be representative of U.S. stock market activity. Likewise, the Russell 2000 Index is another index comprising 2,000 stocks with smaller capitalization than those of the S&P 500 Index and generally is considered to be another reflection of stock market performance. Neither index is available for investment and their returns do not reflect any sales charges which an investor may have to pay when purchasing shares of the Fund.

(2) Total return figures shown are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(3) Lipper Analytical Service, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(4) Lipper rankings were reported in Lipper's Mutual Funds Performance Analysis Special Report 4th Quarter 1995. Rankings for the periods ended December 31, 1995 illustrate the Fund versus other growth funds in the specified period. The Fund ranked 6 out of a field of 108 growth funds over a fifteen-year period, 25 out of 153 for the ten-year period, 27 out of 237 for the five-year period and 187 out of 572 for the one-year period. Lipper rankings are based on total return and do not take into account any deductions for sales loads. The fifteen-year figures were presented in Barron's Lipper Mutual Funds Quarterly Report dated January 8, 1996.

-------------------------------------------------------------------------------
4

                     Weighted Average Market Capitalization
                                  ($ millions)

                   Graphical Representation of Bar Graph below

      12/31/94       3/31/95        6/30/95       9/30/95       12/31/95
      --------       -------        -------       -------       --------
       6,012          6,279         14,902        21,757         24,560


     As noted earlier, the large capitalization stocks produced the highest market performance in 1995, so our move was in the right direction. However, in retrospect, we did not go far enough in implementing this theme. The weighted average market capitalization of the S&P 500 Index was $30.57 billion at year-end and, ideally, our portfolio would have had an even higher average-capitalization size.

     Another important portfolio characteristic we must deal with is the weight of the investments in each economic sector. Set forth on the following page are pie charts showing how sector weightings changed during 1995.

     The largest shift in sector weighting during 1995 was in Consumer Staples, which we increased from 6.3% to 17.9% of the portfolio. This group includes companies providing food, beverages, drugs and household products. Naturally, these stocks were favorably ranked by our proprietary stock scoring models; also, investing in these relatively large-cap, high-quality companies was consistent with our overall theme of increasing those characteristics in the portfolio. This shift has been positive for performance, as this sector provided returns above the broad market average during 1995. The other large increase in sector weight was in Utilities, which was increased from 0.3% up to 9.3% of the portfolio during 1995. Although the overall Utility sector slightly underperformed the S&P 500, the Fund's investments were made primarily in the telecommunications portion of the Utility sector, which outperformed the S&P
500. In the telecommunications sector, here again our stock scoring system identified some stocks which were well-ranked by our system, and exhibited the high-quality characteristics which we are presently emphasizing.

     The Capital Goods-Technology sector, which comprised on average one quarter of the Fund's holdings through the year, produced an above-average performance during 1995, when compared to the overall performance of the S&P 500. This sector produced outstanding returns during the first three quarters, but was a relative loser during the fourth. While these stocks were a major plus for the Fund during the year as a whole, the Fund's quarterly performance reflected the manic behavior of these volatile technology stocks.

Q. MR. ALBERS, YOU HAVE RECEIVED A LOT OF FAVORABLE PRESS COVERAGE THIS YEAR, INCLUDING THE NEW YORK TIMES, FORBES, AND INVESTOR'S BUSINESS DAILY. ANY COMMENT?

A. Basically, I try to manage these things so that media events do not take very much of my time. I believe it's very important for a portfolio manager to stay focused on the portfolio in order to achieve superior results.

     As you know, I've been managing this Fund since 1972, and media coverage has fluctuated from year-to-year. I really don't concern myself greatly with what the press is (or isn't) saying about me currently. My view is simply that if I keep doing the right things for the portfolio, then the performance figures will generally work out well most of the time . . . and so will the media coverage.

Q. WHAT IS YOUR OUTLOOK FOR 1996? AND WHAT CHANGES DO YOU ANTICIPATE MAKING IN THE FUND?

A. It is hard to predict the future and just because something happened in the past doesn't mean that it will happen again. But with that said, we hope to learn from our good choices and mistakes in 1995 and do a better job in 1996. Naturally, we will continue to follow the guidance of our proprietary stock-scoring system closely in 1996, because it has been such a reliable guide in the past.

     The economic outlook for 1996 is murky, as is generally the case. Currently, the evidence seems to

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                                                                              5
suggest that U.S. economic growth and the rate of profit growth are both slowing from the recent strong levels. In this type of slow-growth environment, historically the best performance has been found in the stocks of higher-quality companies, which are more resistant to profit pressures. Accordingly, during early 1996 we expect to continue moving the Fund's portfolio toward these higher-quality stocks.

     The market's 37.36% return in 1995 is not likely to be repeated soon. A review of the last 50 years of market history shows: After a "big" year (over +35%, like 1995), in 75% of cases another above-average year follows. Although past performance is no guarantee of future results, the history is compelling. So in line with that historical pattern, we believe that many of the positive underlying valuation dynamics which gave us a great 1995 are still in place, and that investors may enjoy some excellent returns in the future, too.

THE GUARDIAN PARK AVENUE FUND PROFILE
AS OF DECEMBER 31, 1995

PORTFOLIO COMPOSITION

     The Guardian Park Avenue Fund portfolio holds approximately 240 securities in a variety of economic sectors. The portfolio manager's goal is to position the portfolio for consistent performance in both "bull" and "bear" markets.

                   Graphical Representation of Pie Chart below

               Cash & Cash Equivalents 8.10% Common Stocks 91.90%

   COMPARISON OF COMMON STOCKS HELD BY THE FUND ON DECEMBER 31, 1994 AND 1995

                Graphical Representation of two Pie Charts below

              1994                                        1995
Utilities                         .3%     Utilities                        9.3%
Other                           18.2%     Other                            8.2%
Financial                       16.3%     Financial                       18.2%
Basic Industries                11.9%     Basic Industries                 7.4%
Energy                           9.3%     Energy                          12.4%
Consumer Cyclical               12.3%     Consumer Cyclical                3.3%
Consumer Staples                 6.3%     Consumer Staples                17.9%
Capital Goods--Technology       25.7%     Capital Goods--Technology       23.3%

-------------------------------------------------------------------------------
6

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                 [GRAPHICAL REPRESENTATION OF DATA TABLE BELOW]


        The Guardian Park        S&P 500            Lipper U.S.         Cost of
           Avenue Fund            Index         Equity Growth Fund      Living
           -----------         -----------         -----------        ----------
6/1/72      1     9550          1    10000          1    10000         1   10000
1972        3     9495          3    10173          3     9548         3   10169
            4     9919          4    10936          4    10002         4   10266
            5     8954          5    10404          5     8773         5   10483
            6     7758          6     9802          6     7699         6   10676
1973        7     9104          7    10271          7     8788         7   10918
            8     8355          8     9320          8     7686         8   11184
            9     8898          9     9061          9     7492         9   11546
           10     8095         10     8376         10     6661        10   11836
1974       11     6816         11     6276         11     5224        11   12222
           12     7016         12     6861         12     5701        12   12536
           13     9052         13     8434         13     7001        13   12754
           14    10222         14     9724         14     8176        14   12923
1975       15     9524         15     8662         15     7174        15   13188
           16    10311         16     9410         16     7588        16   13430
           17    12315         17    10819         17     8924        17   13527
           18    12926         18    11077         18     9084        18   13696
1976       19    13570         19    11281         19     9043        19   13913
           20    14714         20    11627         20     9483        20   14106
           21    14576         21    10762         21     8951        21   14396
           22    15549         22    11107         22     9480        22   14614
1977       23    15171         23    10794         23     9340        23   14807
           24    15894         24    10765         24     9674        24   15048
           25    16187         25    10235         25     9527        25   15314
           26    17953         26    11100         26    10724        26   15700
1978       27    19593         27    12062         27    11821        27   16023
           28    18195         28    11455         28    11002        28   16401
           29    19967         29    12263         29    11945        29   16884
           30    20459         30    12583         30    12544        30   17440
1979       31    22496         31    13535         31    13793        31   17971
           32    23490         32    13539         32    14501        32   18575
           33    22448         33    12987         33    13536        33   19348
           34    24637         34    14722         34    15484        34   19928
1980       35    27184         35    16363         35    18053        35   20266
           36    28544         36    17908         36    19852        36   20870
           37    30553         37    18146         37    20432        37   21401
           38    30553         38    17726         38    20347        38   21860
1981       39    28042         39    15910         39    17993        39   22488
           40    30197         40    17010         40    19380        40   22729
           41    28244         41    15773         41    18074        41   22874
           42    28221         42    15682         42    18100        42   23430
1982       43    32079         43    17473         43    20123        43   23599
           44    37864         44    20656         44    24326        44   23599
           45    42172         45    22720         45    27061        45   23696
           46    49604         46    25228         46    30611        46   24010
1983       47    48521         47    25185         47    29869        47   24251
           48    48699         48    25281         48    29333        48   24493
           49    46645         49    24675         49    27414        49   24855
           50    47823         50    24028         50    26721        50   25048
1984       51    53053         51    26344         51    28574        51   25290
           52    54864         52    26823         52    28930        52   25483
           53    61531         53    29283         53    31492        53   25797
           54    65013         54    31410         54    33601        54   25966
1985       55    60468         55    30132         55    32193        55   26111
           56    72961         56    35290         56    37156        56   26449
           57    87232         57    40238         57    42720        57   26353
           58    93553         58    42592         58    44999        58   26425
1986       59    82543         59    39627         59    41062        59   26570
           60    86372         60    41842         60    42571        60   26763
           61   106899         61    50759         61    51317        61   27126
           62   104622         62    53272         62    52563        62   27440
1987       63   111995         63    56777         63    55749        63   27729
           64    88928         64    43977         64    44085        64   27947
           65   100336         65    46480         65    47392        65   28164
           66   107312         66    49515         66    50056        66   28502
1988       67   105853         67    49653         67    49730        67   28913
           68   107405         68    51158         68    50482        68   29179
           69   117426         69    54775         69    54123        69   29565
           70   124277         70    59546         70    58562        70   29976
1989       71   135523         71    65881         71    64497        71   30169
           72   133004         72    67206         72    63984        72   30531
           73   131155         73    65183         73    62581        73   31087
           74   131990         74    69211         74    63101        74   31401
1990       75   111334         75    59736         75    56465        75   32029
           76   116611         76    65046         76    61087        76   32415
           77   138452         77    74504         77    71872        77   32633
           78   136860         78    74303         78    71176        78   32874
1991       79   149260         79    78263         79    76341        79   33116
           80   157618         80    84775         80    83235        80   33382
           81   162079         81    82673         81    82319        81   33647
           82   159469         82    84210         82    80113        82   33889
1992       83   167044         83    86846         83    82496        83   34106
           84   189879         84    91214         84    89848        84   34396
           85   208279         85    95200         85    92144        85   34686
           86   215612         86    95619         86    92749        86   34879
1993       87   234327         87    98067         87    97203        87   35048
           88   228375         88   100342         88    99458        88   35338
           89   221844         89    96569         89    96044        89   35556
           90   219204         90    96936         90    93504        90   35773
1994       91   227287         91   101657         91    98580        91   36087
           92   225091         92   101617         92    97271        92   36280
           93   245507         93   111514         93   104431        93   36546
           94   271285         94   122063         94   114202        94   36836
12/31/95   95   302249         95   139569         95   126735        95   37126

     A hypothetical $10,000 investment made at the inception of The Guardian Park Avenue Fund on June 1, 1972 has a starting point of $9,550, which reflects the current maximum sales charge of 4.5%. This investment would have grown to $302,249 on December 31, 1995, which represents a total return of 2,922 percent. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you may not invest directly in the S&P 500 Index, a similar hypothetical investment would have had a total return of 1,296 percent and would now be worth $139,569. The Fund also fared well relative to other U.S. growth funds. The average return of U.S. equity growth funds reported by Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of The Guardian Park Avenue Fund. The average of U.S. growth funds on the same $10,000 investment over the same time period would have been only $126,735. The cost of living index, as measured by the consumer price index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.

                AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 12/31/95
                                                                       Since
                                                                     Inception
                                  1 Year     5 Years     10 Years     (6/1/72)
--------------------------------------------------------------------------------
Guardian Park Avenue Fund
  (without 4.5% sales charge)     34.28%      20.99%      15.27%       15.78%
--------------------------------------------------------------------------------
Guardian Park Avenue Fund
  (incl. 4.5% sales charge)       28.24%      19.88%      14.74%       15.55%
--------------------------------------------------------------------------------
S&P 500 Index                     37.36%      16.51%      14.75%       11.83%
--------------------------------------------------------------------------------
Total return figures shown are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charge of 4.5%, except where indicated. Prior to August 25, 1988 shares of the Fund were offered at a higher sales charge, so actual returns would have been somewhat lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lipper Analytical Services, Inc. is an independent mutual fund monitoring organization.
--------------------------------------------------------------------------------

                    THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1995

ASSETS
  Investments in mutual funds:
    The Guardian Park Avenue Fund (4,712,422 shares at net asset value of
      $33.97 per share; FIFO cost, $109,077,932) ..............................................       $160,080,969
    Value Line Fund, Inc. (478,878 shares at net asset value of $17.63 per share;
      FIFO cost, $7,149,869) ..................................................................          8,442,627
    Value Line Income Fund, Inc. (894,408 shares at net asset value of $7.37 per
      share; FIFO cost, $6,301,521) ...........................................................          6,591,788
    Value Line Special Situations Fund, Inc. (31,599 shares at net asset value of
      $16.24 per share; FIFO cost, $490,794) ..................................................            513,167
    Value Line Leveraged Growth Investors, Inc. (166,719 shares at net asset value
      of $28.50 per share; FIFO cost, $3,772,216) .............................................          4,751,495
    Value Line U.S. Government Securities Fund, Inc. (1,445,105 shares at net asset
      value of $11.28 per share; FIFO cost, $17,382,704) ......................................         16,300,779
    Value Line Cash Fund, Inc. (23,485,471 shares at net asset value of $1.00
      per share; which equals cost) ...........................................................         23,485,471
                                                                                                      ------------
  Total Assets ................................................................................        220,166,296
                                                                                                      ============
LIABILITIES
    Annuitant Mortality Fluctuation Fund ......................................................          1,871,483
    Due to The Guardian Insurance & Annuity Company, Inc. .....................................            350,696
                                                                                                      ------------
    Total Liabilities .........................................................................          2,222,179
                                                                                                      ------------
NET ASSETS -- NOTE 3 ..........................................................................       $217,944,117
                                                                                                      ============




                       See notes to financial statements.

                                                    THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT
                                                         COMBINED STATEMENT OF OPERATIONS
                                                           YEAR ENDED DECEMBER 31, 1995


                                             Guardian                Value Line    Value Line  Value Line   Value Line    Value Line
                                            Park Avenue   Value Line     Income     Special     Leveraged    U.S. Gov.       Cash
                               Combined        Fund          Fund         Fund     Situations    Growth     Securities       Fund
                              -----------   -----------   ----------   ----------   --------   ----------   ----------   ----------
INVESTMENT INCOME
 Income:
  Reinvested dividends .....  $ 4,175,266    $ 1,483,486   $  58,591   $  222,097   $  1,560   $   13,671   $1,084,674   $1,311,187
 Expenses -- Note 4:
  Mortality and expense risk
   charges .................    2,241,150     1,541,060      84,884        65,144      6,040       45,800      167,746      330,476
                              -----------   -----------   ----------   ----------   --------   ----------   ----------   ----------
  Net investment income/
   (expense) ...............    1,934,116       (57,574)    (26,293)      156,953     (4,480)     (32,129)     916,928      980,711
                              -----------   -----------   ----------   ----------   --------   ----------   ----------   ----------


REALIZED AND UNREALIZED GAIN/
 (LOSS) FROM INVESTMENTS
 Realized gain/(loss) from
  investments:
   Net realized gain/(loss)
    from sale of
    investments ............   10,291,941     9,836,679     337,826        22,942    142,942      242,302     (290,750)          --
   Reinvested realized
    gain distributions .....    9,277,636     7,985,632     535,047       171,757    110,630      474,570           --           --
                              -----------   -----------   ----------   ----------   --------   ----------   ----------   ----------
   Net realized gain/(loss)
    on investments .........   19,569,577    17,822,311     872,873       194,699    253,572      716,872     (290,750)          --
                              -----------   -----------   ----------   ----------   --------   ----------   ----------   ----------
 Unrealized appreciation/
  (depreciation) of
  investments:
   End of year .............   52,505,788    51,003,037   1,292,758       290,267     22,373      979,278   (1,081,925)          --
   Beginning of year .......   24,468,941    27,324,802     (39,612)     (768,312)   144,196      362,502   (2,554,635)          --
                              -----------   -----------   ----------   ----------   --------   ----------   ----------   ----------
   Change in unrealized
   appreciation/
   (depreciation) ..........   28,036,847    23,678,235   1,332,370     1,058,579   (121,823)     616,776    1,472,710           --
                              -----------   -----------   ----------   ----------   --------   ----------   ----------   ----------
   Net realized and
    unrealized gain/(loss)
    from investments .......   47,606,424    41,500,546   2,205,243     1,253,278    131,749    1,333,648    1,181,960           --
                              -----------   -----------   ----------   ----------   --------   ----------   ----------   ----------

NET INCREASE/(DECREASE) IN
 NET ASSETS RESULTING
 FROM OPERATIONS ...........  $49,540,540   $41,442,972   $2,178,950   $1,410,231   $127,269   $1,301,519   $2,098,888   $  980,711
                              ===========   ===========   ==========   ==========   ========   ==========   ==========   ==========


                                      See notes to financial statements.

                    THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT

                   COMBINED STATEMENT OF CHANGES IN NET ASSETS

                     YEARS ENDED DECEMBER 31, 1994 AND 1995

                                                           Guardian                           Value Line
                                                         Park Avenue         Value Line         Income
                                       Combined             Fund               Fund              Fund
                                     ------------       ------------        ----------       ----------
1994 INCREASE/(DECREASE) FROM
 OPERATIONS
  Net investment income/
   (expense) ....................    $  2,079,000       $    151,414        $   (34,758)     $  150,577
  Net realized gain/(loss)
   from sale of investments .....        (485,173)           (53,483)           (26,526)        (21,945)
  Reinvested realized gain
   distributions ................       6,073,252          4,750,309          1,147,498          52,641
  Change in unrealized
   appreciation/
   (depreciation)
   of investments ...............     (13,905,080)        (8,082,658)       (1,535,167)        (554,761)
                                     ------------       ------------        ----------       ----------
  Net increase/(decrease)
   resulting from operations ....      (6,238,001)        (3,234,418)         (448,953)        (373,488)
                                     ------------       ------------        ----------       ----------
CONTRACT TRANSACTIONS
  Net contract purchase
   payments .....................       6,617,648          4,241,358           329,177          260,955
  Transfers between funds .......            --            2,241,317           (13,316)        (255,918)
  Administrative charges ........        (237,095)          (155,115)          (11,312)          (8,543)
  Redemptions and annuity
   benefits .....................     (18,051,453)        (8,152,557)       (1,045,116)        (598,689)
                                     ------------       ------------        ----------       ----------
  Net increase/(decrease)
   from contract transactions ...     (11,670,900)        (1,824,997)         (740,567)        (602,195)
                                     ------------       ------------        ----------       ----------
ACTUARIAL INCREASE IN RESERVES
 FOR CONTRACTS IN PAYMENT
  PERIOD ........................          49,666             11,146              --                316
                                     ------------       ------------        ----------       ----------
TOTAL INCREASE/(DECREASE)
 IN NET ASSETS ..................     (17,859,235)        (5,048,299)       (1,189,520)        (975,367)
NET ASSETS AT DECEMBER 31,
 1993 ...........................     206,623,071        134,699,089         8,675,696        7,149,122
                                     ------------       ------------        ----------       ----------
NET ASSETS AT DECEMBER 31,
 1994 ...........................    $188,763,836       $129,650,820        $7,486,176       $6,173,755
                                     ============       ============        ==========       ==========

1995 INCREASE/(DECREASE) FROM
 OPERATIONS
  Net investment income/
   (expense) ....................    $  1,934,116       $    (57,574)       $  (26,293)      $  156,953
  Net realized gain/(loss)
   from sale of investments .....      10,291,941          9,836,679           337,826           22,942
  Reinvested realized gain
   distributions ................       9,277,636          7,985,632           535,047          171,757
  Change in unrealized
   appreciation/
   (depreciation)
   of investments ...............      28,036,847         23,678,235         1,332,370        1,058,579
                                     ------------       ------------        ----------       ----------
  Net increase/(decrease)
   resulting from operations ....      49,540,540         41,442,972         2,178,950        1,410,231
                                     ------------       ------------        ----------       ----------
CONTRACT TRANSACTIONS
  Net contract purchase
   payments .....................       5,089,897          3,608,939           169,566          173,365
  Transfers between funds .......            --             (893,011)          (45,640)        (250,799)
  Administrative charges ........        (228,962)          (157,925)           (9,942)          (7,659)
  Redemptions and annuity
   benefits .....................     (25,235,537)       (13,626,884)       (1,340,589)        (910,315)
                                     ------------       ------------        ----------       ----------
  Net increase/(decrease)
   from contract transactions ...     (20,374,602)       (11,068,881)       (1,226,605)        (995,408)
                                     ------------       ------------        ----------       ----------
ACTUARIAL INCREASE IN RESERVES
 FOR  CONTRACTS IN PAYMENT
 PERIOD .........................          14,343              8,096              --              2,376
                                     ------------       ------------        ----------       ----------
TOTAL INCREASE/(DECREASE)
 IN NET ASSETS ..................      29,180,281         30,382,187           952,345          417,199
NET ASSETS AT DECEMBER 31,
 1994 ...........................     188,763,836        129,650,820         7,486,176        6,173,755
                                     ------------       ------------        ----------       ----------
NET ASSETS AT DECEMBER 31,
 1995--NOTE 3 ...................    $217,944,117       $160,033,007        $8,438,521       $6,590,954
                                     ============       ============        ==========       ==========

                                  Value Line     Value Line      Value Line      Value Line
                                   Special       Leveraged        U.S. Gov.         Cash
                                  Situations      Growth         Securities         Fund
                                  ---------     ----------      -----------      -----------
1994 INCREASE/(DECREASE) FROM
 OPERATIONS
  Net investment income/
   (expense) ..................   $  (8,811)    $  (21,375)     $ 1,181,609     $   660,344
  Net realized gain/(loss)
   from sale of investments ...       2,315        (11,960)        (373,574)           --
  Reinvested realized gain
   distributions ..............      48,663         74,141              --             --
  Change in unrealized
   appreciation/
   (depreciation)
   of investments .............     (40,008)      (242,672)      (3,449,814)           --
                                  ---------     ----------      -----------     -----------
  Net increase/decrease
   resulting from operations ..       2,159       (201,866)      (2,641,779)        660,344
                                  ---------     ----------      -----------     -----------
CONTRACT TRANSACTIONS
  Net contract purchase
   payments ...................      27,652         94,924          623,245       1,040,337
  Transfers between funds .....       1,933        (90,426)      (3,514,931)      1,631,341
  Administrative charges ......      (1,248)        (6,046)         (21,264)        (33,567)
  Redemptions and annuity
   benefits ...................     (19,852)      (416,218)      (2,548,861)     (5,270,160)
                                  ---------     ----------      -----------     -----------
  Net increase/(decrease)
   from contract transactions .       8,485       (417,766)      (5,461,811)     (2,632,049)
                                  ---------     ----------      -----------     -----------
ACTUARIAL INCREASE IN RESERVES
 FOR CONTRACTS IN PAYMENT
  PERIOD ......................        --              510           28,221           9,473
                                  ---------     ----------      -----------     -----------
TOTAL INCREASE/(DECREASE)
 IN NET ASSETS ................      10,644       (619,122)      (8,075,369)     (1,962,232)
NET ASSETS AT DECEMBER 31,
 1993 .........................     847,391      4,430,162       24,880,867      25,940,744
                                  ---------     ----------      -----------     -----------
NET ASSETS AT DECEMBER 31,
 1994 .........................   $ 858,035     $3,811,040      $16,805,498     $23,978,512
                                  =========     ==========      ===========     ===========

1995 INCREASE/(DECREASE) FROM
 OPERATIONS
  Net investment income/
   (expense) ..................   $  (4,480)    $  (32,129)     $   916,928     $   980,711
  Net realized gain/(loss)
   from sale of investments ...     142,942        242,302         (290,750)           --
  Reinvested realized gain
   distributions ..............     110,630        474,570             --              --
  Change in unrealized
   appreciation/
   (depreciation)
   of investments .............    (121,823)       616,776        1,472,710            --
                                  ---------     ----------      -----------     -----------
  Net increase/(decrease)
   resulting from operations ..     127,269      1,301,519        2,098,888         980,711
                                  ---------     ----------      -----------     -----------
CONTRACT TRANSACTIONS
  Net contract purchase
   payments ...................      13,301         78,008          319,602         727,116
  Transfers between funds .....     (54,146)       (93,640)        (535,085)      1,872,321
  Administrative charges ......      (1,244)        (5,563)         (17,518)        (29,111)
  Redemptions and annuity
   benefits ...................    (430,900)      (342,179)      (2,376,318)     (6,208,352)
                                  ---------     ----------      -----------     -----------
  Net increase/(decrease)
   from contract transactions .    (472,989)      (363,374)      (2,609,319)     (3,638,026)
                                  ---------     ----------      -----------     -----------
ACTUARIAL INCREASE IN RESERVES
 FOR  CONTRACTS IN PAYMENT
 PERIOD .......................        --              672            9,464          (6,265)
                                  ---------     ----------      -----------     -----------
TOTAL INCREASE/(DECREASE)
 IN NET ASSETS ................    (345,720)       938,817         (500,967)     (2,663,580)
NET ASSETS AT DECEMBER 31,
 1994 .........................     858,035      3,811,040       16,805,498      23,978,512
                                  ---------     ----------      -----------     -----------
NET ASSETS AT DECEMBER 31,
 1995--NOTE 3 .................   $ 512,315     $4,749,857      $16,304,531     $21,314,932
                                  =========     ==========      ===========     ===========



                                      See notes to financial statements.
10

                    THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1995

NOTE 1 -- ORGANIZATION

     The Guardian/Value Line Separate Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on October 6, 1980. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). GIAC issues the deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions within the Account or to the Fixed Rate Option
(FRO). Amounts allocated to the FRO are maintained by GIAC in its general account. The Guardian Park Avenue Fund, one of the investment options available under the contracts, has an investment advisory agreement with Guardian Investor Services Corporation a wholly owned subsidiary of GIAC. A tax-qualified investment division and a non-tax-qualified investment division have been established within each investment option available in the Account.

     Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of the Account.

Investments

     (a) Net proceeds of payments made by contractowners to the Account are invested by the Account's investment divisions in shares of the corresponding Funds at net asset value. All distributions made by a Fund are reinvested in shares of the same Fund.

     (b) The market value of investments is based on the net asset value of the respective Funds as of their close of business on the valuation date.

     (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

     (d) The cost of investments sold is determined on a first in, first out
(FIFO) basis. During 1995, the basis used in recording gains and losses on investments sold was changed from the last in, first out (LIFO) basis to the first in, first out (FIFO) basis. This change had no effect on the net assets of the Account.

     During the years ended December 31, 1995 and December 31, 1994, purchases of shares of all of the Funds aggregated $33,352,857 and $37,368,355, respectively. Aggregate sales of shares of all of the Funds amounted to $42,232,555 and $40,735,309 in the years ended December 31, 1995 and December 31, 1994, respectively.

The Annuitant Mortality Fluctuation Fund

     The Annuitant Mortality Fluctuation Fund is funded by GIAC and has been established in response to various regulatory requirements and provides for any possible adverse experience.

Federal Income Taxes

     The operations of the Account are part of the operations of GIAC and as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

     Under the tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.

                    THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT

     Owners of non-tax-qualified contracts are taxed directly on the investment income and realized capital gains distributed by the underlying mutual funds to the Account's non-tax-qualified divisions.

Annuity Reserves

     Annuity reserves are computed for currently payable contracts according to the 1971 Individual Annuity Mortality Table and the 1983 Individual Annuity Table. The assumed interest rate is 4.0%. Charges to annuity reserves for mortality and expense risk experience are reimbursed to GIAC if the reserves required are less than originally estimated. If additional reserves are required, GIAC reimburses the Account.

NOTE 3 -- NET ASSETS, DECEMBER 31, 1995


                                                                               Accumulation
                                                                                   Unit            Total
                                                             Units Owned           Value         Unit Value
                                                            -------------      -------------    ------------
TAX-QUALIFIED ACCOUNTS
   The Guardian Park Avenue Fund .......................    1,867,807.004        $85.415119     $159,538,958
   Value Line Fund, Inc. ...............................      187,751.547         44.564679        8,367,087
   Value Line Income Fund, Inc. ........................      144,583.804         45.222228        6,538,402
   Value Line Special Situations Fund, Inc. ............       21,088.934         23.713301          500,088
   Value Line Leveraged Growth Investors, Inc. .........       83,438.422         56.152490        4,685,275
   Value Line U.S. Government Securities Fund,
    Inc. ...............................................      398,207.913         39.743747       15,826,275
   Value Line Cash Fund, Inc. ..........................      835,912.170         24.991807       20,890,956
NON-TAX-QUALIFIED ACCOUNTS
   The Guardian Park Avenue Fund .......................          364.974         77.953689           28,451
   Value Line Fund, Inc. ...............................        1,861.397         38.376101           71,433
   Value Line Income Fund, Inc. ........................          493.023         42.592212           20,999
   Value Line Special Situations Fund, Inc. ............          518.120         23.598522           12,227
   Value Line Leveraged Growth Investors, Inc. .........           66.142         56.073569            3,709
   Value Line U.S. Government Securities Fund,
    Inc. ...............................................          235.330         39.745016            9,353
   Value Line Cash Fund, Inc. ..........................        4,675.570         24.991807          116,851
                                                                                                ------------
                                                                                                 216,610,064
   Contracts receiving annuity payments ................                                           1,334,053
                                                                                                ------------
                                                                                                $217,944,117
                                                                                                ============



     In some instances the calculation of total assets may not agree due to rounding.

NOTE 4 -- ADMINISTRATIVE AND MORTALITY AND EXPENSE RISK CHARGES

     Contractual charges paid to GIAC include:

     (1) an annual fee to cover GIAC's administrative expenses to be deducted on each contract anniversary before annuitization and upon surrender prior to annuitization. Such charge is $30 for a Single Purchase Payment Contract and $35 for a Flexible Purchase Payment Contract;

     (2) a charge for mortality and expense risk is computed daily and is equal to an annual rate of 1% of the average daily net assets applicable to contractowners;

                    THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT

     (3) contingent deferred sales charges on certain partial or total surrenders. These charges are assessed against redemptions and paid to GIAC during the first six contract years for a Single Purchase Payment Contract. For a Flexible Purchase Payment Contract, each payment is subject to a contingent deferred sales charge for six years; and

     (4) a charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

     Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

NOTE 5 -- ACCUMULATION UNIT VALUES FOR THE CURRENT YEAR END AND THE FOUR PRIOR YEAR ENDS


                                   December 31,    December 31,    December 31,    December 31,    December 31,
                                      1995            1994            1993            1992            1991
                                    ----------      ----------      ----------      ----------      ----------
TAX-QUALIFIED ACCOUNTS
  The Guardian Park
    Avenue Fund ..................  $85.415119      $64.239324      $65.820751      $55.265742      $46.327481
  Value Line Fund, Inc. ..........   44.564679       34.065614       36.013237       34.047914       32.846074
  Value Line Income
   Fund, Inc. ....................   45.222228       36.177740       38.200993       35.635145       35.370728
  Value Line Special
   Situations Fund, Inc. .........   23.713301       18.569957       18.562076       16.591003       17.355098
  Value Line Leveraged
   Growth Investors, Inc. ........   56.152490       41.374494       43.392851       37.713144       39.049373
  Value Line U.S.
   Government Securities
   Fund, Inc. ....................   39.743747       35.073507       39.653412       36.472675       34.650120
  Value Line Cash Fund,
   Inc. ..........................   24.991807       23.942278       23.319713       22.851156       22.245770
NON-TAX-QUALIFIED ACCOUNTS
  The Guardian Park
   Avenue Fund ...................   77.953689       58.627708       60.070986       50.438005       42.280543
  Value Line Fund, Inc. ..........   38.376101       29.335015       31.012168       29.319768       28.284828
  Value Line Income Fund,
   Inc. ..........................   42.592212       34.073730       35.979291       33.562683       33.313643
  Value Line Special
   Situations Fund, Inc. .........   23.598522       18.480070       18.472220       16.510695       17.271094
  Value Line Leveraged
   Growth Investors, Inc. ........   56.073569       41.316345       43.331875       37.660164       38.994527
  Value Line U.S.
   Government Securities
   Fund, Inc. ....................   39.745016       35.074624       39.654667       36.473831       34.651219
  Value Line Cash Fund,
   Inc. ..........................   24.991807       23.942278       23.319713       22.851156       22.245770

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Guardian Insurance & Annuity Company, Inc.
and Contractowners of The Guardian/Value Line
Separate Account, "Value Guard"

     In our opinion, the accompanying statement of assets and liabilities and the related combined statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the investment divisions relating to Guardian Park Avenue Fund, Value Line Fund, Value Line Income Fund, Value Line Special Situations Fund, Value Line Leveraged Growth Investors, Value Line U.S. Government Securities Fund and Value Line Cash Fund (constituting The Guardian/Value Line Separate Account, "Value Guard", hereafter referred to as the "Separate Account") at December 31, 1995, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the management of The Guardian Insurance & Annuity Company, Inc.; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for the opinion expressed above.

                                        PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP
New York, New York
February 16, 1996

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

SCHEDULE OF INVESTMENTS
December 31, 1995


o The Guardian Park Avenue Fund

COMMON STOCKS -- 91.9%

   Shares                                      Value
-----------------------------------------------------
AEROSPACE AND DEFENSE -- 4.5%
     25,500   Boeing Co.                  $ 1,998,563
     59,000   Litton Industries, Inc.       2,625,500
     36,400   Lockheed Martin Corp.         2,875,600
    187,600   Logicon, Inc.                 5,159,000
     18,000   Loral Corporation               636,750
    231,000   McDonnell Douglas Corp.      21,252,000
     93,950   Precision Castparts Corp.     3,734,513
    110,000   Rockwell Int'l. Corp.         5,816,250
                                          -----------
                                           44,098,176
-----------------------------------------------------
BROADCASTING AND PUBLISHING -- 1.2%

     92,000   Capital Cities/ABC, Inc.     11,350,500
     10,000   Duff & Phelps Cr. Rating Co.    143,750
                                          -----------
                                           11,494,250
-----------------------------------------------------
BUILDING MATERIALS AND HOMEBUILDERS -- 0.2%
     32,700   Coachmen Industries, Inc.       711,225
     24,600   Del Webb Corp.*                 495,075
     30,000   McGrath RentCorp.               570,000
     10,100   NCI Building Systems, Inc.*     249,975
                                          -----------
                                            2,026,275
-----------------------------------------------------
CAPITAL GOODS-MISCELLANEOUS TECHNOLOGY -- 1.0%
     69,400   Komag, Inc.                   3,201,075
     78,650   Paychex, Inc.                 3,922,668
    105,000   Read-Rite Corp.*              2,441,250
     37,300   Rexel, Inc.                     503,550
                                          -----------
                                           10,068,543
-----------------------------------------------------
CHEMICALS -- 3.1%
     34,000   Albemarle Corp.                 658,750
     77,800   Cambrex Corp.                 3,218,975
     59,700   E.I.Dupont De Nemours, Inc.*  4,171,536
    127,700   Eastman Chemical Co.          7,997,213
     50,200   Hercules, Inc.                2,830,025
     12,900   OM Group, Inc.                  427,313
    145,000   PPG Industries, Inc.          6,633,750
    126,400   Sterling Chemicals, Inc.*     1,027,000
    100,000   Union Carbide Corp.           3,750,000
                                          -----------
                                           30,714,562
-----------------------------------------------------
COAL -- 0.1%
     17,000   Eastern Enterprises             599,250
-----------------------------------------------------
COMPUTER SOFTWARE -- 4.0%
    387,000   Computer Associates
               International, Inc.         22,010,625
     55,000   Fair Isaac & Co., Inc.        1,423,125
    120,000   Microsoft Corp.*             10,530,000
     40,000   Oracle Systems Corp*          1,695,000
    101,000   SunGard Data Systems, Inc.    2,878,500
                                          -----------
                                           38,537,250
-----------------------------------------------------
CONGLOMERATES -- 1.4%
     90,000   Loews Corp.                 $ 7,053,750
     95,000   Textron, Inc.                 6,412,500
                                          -----------
                                           13,466,250
-----------------------------------------------------
CONTAINERS -- 0.1%
     14,250   Alltrista Corp.*                256,500
     29,000   Ball Corp.                      797,500
                                          -----------
                                            1,054,000
-----------------------------------------------------
COSMETICS AND TOILETRIES -- 0.4%
     72,800   Gillette Co.                  3,794,700
      8,100   Helen of Troy Ltd.*             170,100
                                          -----------
                                            3,964,800
-----------------------------------------------------
DRUGS AND HOSPITALS -- 8.5%
    154,000   Abbott Labs                   6,429,500
     35,000   Boston Scientific Corp.*      1,715,000
     82,400   Bristol-Myers Squibb Corp.    7,076,100
     97,377   Guidant Corp.                 4,114,178
    115,100   Johnson & Johnson             9,855,437
     90,396   Eli Lilly & Co., Inc.         5,084,775
    104,000   McKesson Corp.                5,265,000
     90,000   Medtronic, Inc.               5,028,750
    209,400   Merck & Co., Inc.            13,768,050
    129,000   Pfizer, Inc.                  8,127,000
    191,000   Schering Corp.               10,457,250
    100,000   Universal Health Svcs., Inc.  4,437,500
     37,400   Watson Pharmaceuticals, Inc.* 1,832,600
                                          -----------
                                           83,191,140
-----------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.8%
     98,000   Applied Materials, Inc.       3,858,750
     60,000   Integrated Device Technology    772,500
     42,600   Linear Technology Corp.       1,672,050
     18,000   Sundstrand Corp.              1,266,750
                                          -----------
                                            7,570,050
-----------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 0.9%
    200,000   Analogic Corp.                3,700,000
     74,000   Electroglas, Inc.             1,813,000
     38,000   Tektronix, Inc.               1,866,750
     55,000   Vishay Intertechnology, Inc.  1,732,500
                                          -----------
                                            9,112,250
-----------------------------------------------------
ENERGY-MISCELLANEOUS -- 0.7%
    129,500   Giant Industries, Inc.        1,586,375
    167,104   Holly Corp.                   3,780,728
     86,500   Howell Corp.                  1,243,438
                                          -----------
                                            6,610,541
-----------------------------------------------------
ENTERTAINMENT -- 0.2%
     59,272   Mattel, Inc.                  1,822,614
-----------------------------------------------------

* Non-income producing securities.          See notes to financial statements.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

-----------------------------------------------------
   Shares                                      Value
-----------------------------------------------------
FERTILIZER -- 0.7%
    120,100   First Mississippi Corp.     $ 2,792,325
    289,300   Terra Industries, Inc.        4,086,362
                                          -----------
                                            6,878,687
-----------------------------------------------------
FINANCIAL-BANKS -- 3.8%
     90,000   BankAmerica Corp.             5,827,500
     80,000   Bank of New York, Inc.        3,900,000
     23,000   Central & Southern Holding Co.  207,000
     80,000   Chemical Banking Corp.        4,700,000
    123,464   Citicorp                      8,302,954
     75,000   Corestates Financial Corp.    2,840,625
     12,200   First Bank Systems Corp.        605,425
     12,400   First Empire State Corp.      2,703,200
     49,005   Hubco, Inc.                   1,084,236
    122,248   Norwest Corp.                 4,034,184
     70,000   Premier Bancorp., Inc.        1,636,250
     12,000   Star Banc Corp.                 714,000
                                          -----------
                                           36,555,374
-----------------------------------------------------
FINANCIAL-OTHERS -- 7.4%
    105,000   American Express Co.          4,344,375
    123,240   Capital One Financial Corp.   2,942,355
     95,000   Dean Witter Discover & Co.    4,465,000
     63,200   A.G. Edwards, Inc.            1,508,900
     60,000   Federal National Mortgage
               Association                  7,447,500
     15,245   Financial Sec. Assur
               Holdings Ltd.                  379,219
    163,000   First USA, Inc.               7,233,125
    577,000   Green Tree Financial Corp.   15,218,375
     50,000   Jefferies Group, Inc.         2,362,500
     57,400   McDonald & Co. Investments,
               Inc.                         1,033,200
    151,200   Merrill Lynch & Co., Inc.     7,711,200
    167,850   Morgan Keegan, Inc.           2,119,106
    152,200   Phoenix Duff & Phelps Corp.   1,046,375
     67,300   Raymond James Financial, Inc. 1,421,713
    120,000   Charles Schwab Corp.          2,415,000
    170,000   Travelers Group, Inc.        10,688,750
                                          -----------
                                           72,336,693
-----------------------------------------------------
FINANCIAL-THRIFT -- 3.3%
     24,000   Bell Bancorp                    858,000
     75,000   Brooklyn Bancorp., Inc.*      3,056,250
     88,750   Charter One Financial, Inc.   2,717,969
     47,000   Coastal Bank Svgs. Assn.-TX     822,500
    152,199   Collective Bancorp, Inc.      3,862,050
     90,000   Greenpoint Financial Corp.    2,407,500
     59,800   Loyola Capital Corp.          2,264,925
     27,060   MAF Bancorp, Inc.               676,500
     20,960   Pacific Crest Capital, Inc.     151,960
     84,800   Progressive Bank, Inc.      $ 2,501,600
     78,000   Standard Federal Bancorp-
               Troy, MI                     3,071,250
    347,851   Sovereign Bancorp, Inc.       3,521,991
    187,964   TCF Financial Corp.           6,226,308
                                          -----------
                                           32,138,803
-----------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 6.5%
     70,000   Anheuser-Busch Cos., Inc.     4,681,250
    206,800   Coca-Cola Co.                15,354,900
     73,700   IBP, Inc.                     3,721,850
    131,200   PepsiCo, Inc.                 7,330,800
    352,000   Philip Morris Cos., Inc.     31,856,000
                                          -----------
                                           62,944,800
-----------------------------------------------------
FOOTWEAR -- 0.2%
     66,100   Reebok International Ltd.     1,867,325
-----------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.0%

    115,400   Procter & Gamble Co.          9,578,200
-----------------------------------------------------
INFORMATION PROCESSING AND COMPUTERS -- 4.5%
    227,700   Amdahl Corp.*                 1,935,450
     46,200   Astro-Med, Inc.                 427,350
     60,000   Bay Networds, Inc.            2,467,500
     81,000   Cisco Systems, Inc.           6,044,625
     60,000   Compaq Computer Corp.         2,880,000
    146,400   Hewlett Packard Co.          12,261,000
     30,500   In Focus Systems, Inc.*       1,101,813
    245,400   Sun Microsystems, Inc.       11,196,375
    340,000   Tandem Computers, Inc.        3,612,500
     77,800   Teradyne, Inc.                1,945,000
                                          -----------
                                           43,871,613
-----------------------------------------------------
INSURANCE -- 2.2%

    119,700   Allstate Corp.                4,922,663
     74,000   Amer. Bankers Ins. Group,
               Inc.                         2,886,000
      9,000   Capitol Amer. Fin'l. Corp.      203,625
     20,000   CMAC Investment Corp.           880,000
     20,000   Integon Corp.                   412,500
     42,080   Liberty Financial Cos., Inc.  1,272,920
     65,000   MBIA, Inc.                    4,875,000
     67,000   MGIC Investment Corp.         3,634,750
     61,500   State Auto Financial Corp.    1,599,000
      7,900   Torchmark, Inc.                 357,475
                                           ----------
                                           21,043,933
-----------------------------------------------------
LEISURE PRODUCTS -- 0.1%
     64,200   Thor Industries, Inc.         1,243,875
-----------------------------------------------------
LODGING -- 0.7%
    417,800   Host Marriott Corp.*          5,535,850
    175,000   Prime Hospitality Corp.*      1,750,000
                                          -----------
                                            7,285,850
-----------------------------------------------------

See notes to financial statements.          * Non-income producing securities.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)


-----------------------------------------------------
   Shares                                      Value
-----------------------------------------------------
MACHINERY AND EQUIPMENT -- 2.4%

     16,000   AGCO Corp.                   $  816,000
     30,000   Case Corp.                    1,372,500
    118,000   Dover Corp.                   4,351,250
    155,600   Global Industrial
               Technologies, Inc.*          2,936,950
     65,000   Kulicke & Soffa
               Industries, Inc.             1,511,250
     90,000   Millipore Corp.               3,701,250
     15,400   Robbins & Myers, Inc.           462,000
     31,000   Strattec Security Corp.         558,000
     58,900   Tecumseh Products Co.         3,048,075
     63,937   Varlen Corp.                  1,374,645
     60,000   York International Corp.      2,820,000
                                           ----------
                                           22,951,920
-----------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 0.4%
    130,000   Dillard Dept. Stores, Inc.    3,705,000
-----------------------------------------------------
MERCHANDISING-DRUGS -- 0.3%
     10,000   Longs Drug Stores Corp.         478,750
     75,000   Walgreen Co.                  2,240,625
                                           ----------
                                            2,719,375
-----------------------------------------------------
MERCHANDISING-FOOD -- 0.9%
     33,900   American Stores Co.*            906,825
    294,700   Casey's General Stores, Inc.  6,446,563
     22,000   Fleming Cos., Inc.              453,750
     23,000   SuperValu, Inc.                 724,500
                                           ----------
                                            8,531,638
-----------------------------------------------------
MERCHANDISING-SPECIAL -- 0.4%
     35,000   CompUSA, Inc.*                1,089,375
     80,000   Melville Corp.                2,460,000
     45,000   Pier 1 Imports, Inc.            511,875
                                           ----------
                                            4,061,250
-----------------------------------------------------
METALS AND MINING -- 0.4%
     70,000   Aluminum Co. of America       3,701,250
-----------------------------------------------------
NATURAL GAS-DIVERSIFIED -- 0.5%
    143,000   Mitchell Energy & Dev. Corp.  2,681,250
     60,000   Panhandle Eastern Co.         1,672,500
                                           ----------
                                            4,353,750
-----------------------------------------------------
OIL AND GAS PRODUCING -- 3.4%
     58,100   Alexander Energy Corp.*         265,081
     76,900   Basin Exploration, Inc.*        379,694
    267,900   Tom Brown, Inc.*              3,918,038
     90,000   Cairn Energy USA, Inc.*       1,260,000
    120,000   Chieftain International,
               Inc.*                        2,130,000
     96,500   Coho Energy, Inc.*              470,437
    153,000   Devon Energy Corp.            3,901,500
    301,400   Enron Oil & Gas Co.           7,233,600
    271,000   Global Natural Res., Inc.*    2,845,500
     18,900   H S Resources, Inc.*            243,337
    259,200   Phoenix Resource Cos., Inc.   4,471,200
     92,500   Pogo Producing Co.            2,613,125
    125,278   United Meridian Corp.         2,176,705
     13,400   Vintage Petroleum, Inc.         301,500
    170,000   Wainoco Oil Ltd.                552,500
                                           ----------
                                           32,762,217
-----------------------------------------------------
OIL-INTEGRATED-DOMESTIC -- 0.2%
    252,100   Tesoro Petroleum, Inc.*     $ 2,174,363
-----------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 5.8%
    379,000   Exxon Corp.                  30,367,375
    162,900   Mobil Corp.                  18,244,800
     54,000   Royal Dutch Pete Co.          7,620,750
                                           ----------
                                           56,232,925
-----------------------------------------------------
OIL SERVICES -- 0.8%
     20,800   Cliffs Drilling Co.             309,400
    209,400   Nabors Industries, Inc.       2,329,575
     86,300   Offshore Logistics, Inc.*     1,089,537
    130,000   Smith International, Inc.*    3,055,000
     24,000   Weatherford International,
                Inc.*                         693,000
                                           ----------
                                            7,476,512
-----------------------------------------------------
PAPER AND FOREST PRODUCTS -- 2.4%
     99,840   Kimberly-Clark Corp.          8,261,760
    331,500   Rayonier, Inc.               11,063,812
     76,000   Willamette Industries, Inc.   4,275,000
                                           ----------
                                           23,600,572
-----------------------------------------------------
POLLUTION CONTROL -- 0.6%
    150,000   Browning-Ferris Industries,
                Inc.                        4,425,000
     60,000   Safety-Kleen Corp.              937,500
     11,400   Zurn Industries, Inc.           243,675
                                           ----------
                                            5,606,175
-----------------------------------------------------
RAILROADS -- 0.8%
     40,301   Burlington Northern Santa Fe  3,143,478
     64,900   Union Pacific Corp.           4,283,400
                                           ----------
                                            7,426,878
-----------------------------------------------------
RESTAURANTS -- 0.4%
    157,900   Applebees Int'l., Inc.        3,592,225
     60,000   Ryan's Family Steak Houses,
               Inc.                           420,000
                                           ----------
                                            4,012,225
-----------------------------------------------------
SEMICONDUCTOR -- 5.0%
     20,000   Altera Corp.*                   995,000
     39,000   Analog Devices, Inc.          1,379,625
     61,400   Atmel Corp.                   1,373,825
    122,800   Cypress Semiconductor Corp.   1,565,700
    142,000   Intel Corp.                   8,058,500
    146,000   International Rectifier Corp. 3,650,000
    115,000   LSI Logic Corp.               3,766,250
    219,500   Micron Technology, Inc.       8,697,688
    110,000   National Semiconductor Corp.  2,447,500
     14,000   Novellus Systems, Inc.*         756,000
    221,800   Texas Instruments, Inc.      11,478,150
    150,000   Xilinx, Inc.                  4,575,000
                                           ----------
                                           48,743,238
-----------------------------------------------------

*Non-income producing securities.           See notes to financial statements.

The Guardian Park Avenue Fund

-----------------------------------------------------
     Shares                                    Value
-----------------------------------------------------
Telecommunications -- 0.7%
    121,350   Andrew Corp.                $ 4,641,638
     43,300   Harris Corp. Del.             2,365,262
                                          -----------
                                            7,006,900
-----------------------------------------------------
Textile-Apparel and Production -- 0.2%
    103,000   Fieldcrest Cannon, Inc.       1,712,375
     19,700   Russell Corp.                   546,675
                                          -----------
                                            2,259,050
-----------------------------------------------------
Transportation-Miscellaneous -- 0.1%
    109,400   Maritrans, Inc.                 642,725
-----------------------------------------------------
Truckers -- 0.1%
     59,000   FRP Pptys., Inc.              1,209,500
-----------------------------------------------------
Utilities-Communications -- 7.1%
    175,000   Ameritech Corp.              10,325,000
    365,000   AT&T Corp.                   23,633,750
     47,600   Bell Atlantic Corp.           3,183,250
    343,900   BellSouth Corp.              14,959,650
    175,000   GTE Corp.                     7,700,000
     44,700   NYNEX Corp.                   2,413,800
    121,300   SBC Communications, Inc.      6,974,750
                                          -----------
                                           69,190,200
-----------------------------------------------------
Utilities-Electric -- 1.3%
     42,400   Consolidated Edison Co.
                of N.Y., Inc.               1,356,800
    100,500   Detroit Edison Co.            3,467,250
     55,000   Illinova Corp.                1,650,000
     55,000   Northeast Utilities           1,340,625
    110,000   SCECorp                       1,952,500
     90,700   Unicom Corp.                  2,970,425
                                          -----------
                                           12,737,600
-----------------------------------------------------
Utilities-Gas and Pipeline -- 0.1%
     49,400   Entergy Corp.                 1,444,950
-----------------------------------------------------
              Total Common Stocks
                (Cost $674,081,186)       892,625,317
-----------------------------------------------------
Preferred Stock -- 0.1%

     Shares                                    Value
-----------------------------------------------------
     15,220   Phoenix Duff & Phelps Corp.,
                Preferred Ser. "A"           $384,305
-----------------------------------------------------
              TOTAL PREFERRED STOCK
               (COST $0)                      384,305
-----------------------------------------------------

Repurchase Agreement -- 7.8%

Principal                                 Maturity
 Amount                                     Date          Value
------------------------------------------------------------------
$76,014,000   State Street Bank & Trust
              repurchase agreement,
              dated 12/29/95, maturity
              value $76,061,298, at 5.6%,
              due 1/2/96 (collateralized by
              $71,305,000 U.S. Treasury
              Notes, 7.125% due 2/29/00,
              market value $77,611,036)     1/2/96    $ 76,014,000
------------------------------------------------------------------
              TOTAL REPURCHASE AGREEMENT
                (COST $76,014,000)                      76,014,000
------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.7%
  (COST $750,095,186)                                  969,023,622
CASH, RECEIVABLES AND OTHER ASSETS
  LESS PAYABLES -- 0.3%                                  3,250,973
------------------------------------------------------------------
NET ASSETS -- 100.0%                                  $972,274,595
------------------------------------------------------------------

See notes to financial statements.         * Non-income producing securities.

FINANCIAL STATEMENTS

o The Guardian Park Avenue Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
-----------------------------------------------------
ASSETS
   Investments, at identified cost*    $  750,095,186
=====================================================
   Investments, at market              $  893,009,622
   Repurchase agreements                   76,014,000
-----------------------------------------------------
        TOTAL INVESTMENTS                 969,023,622
   Cash                                           790
   Receivable for securities sold          25,525,110
   Receivable for fund shares sold          4,467,730
   Dividends receivable                     1,527,626
   Interest receivable                         35,473
-----------------------------------------------------
        Total Assets                    1,000,580,351
-----------------------------------------------------
LIABILITIES
   Payable for securities purchased        23,482,091
   Distribution payable                     2,277,504
   Payable for fund shares redeemed           437,366
   Accrued expenses                           260,516
   Due to affiliates -- Note 2              1,848,279
-----------------------------------------------------
        TOTAL LIABILITIES                  28,305,756
-----------------------------------------------------
        NET ASSETS                     $  972,274,595
=====================================================
COMPONENTS OF NET ASSETS
   Capital Stock                        $     286,181
   Paid-in capital                        715,332,947
   Undistributed net investment income             --
   Accumulated net realized gain on
     investments                           37,727,031
   Net unrealized appreciation of
     investments                          218,928,436
-----------------------------------------------------
        NET ASSETS                     $  972,274,595
=====================================================
   Shares of beneficial interest
   outstanding --   $0.01 par value
   (unlimited number of
    shares authorized)                     28,617,956
-----------------------------------------------------
        Net Asset Value Per Share              $33.97
-----------------------------------------------------
   MAXIMUM OFFERING PRICE PER SHARE
    (NET ASSET VALUE PER SHARE X 104.71%)*     $35.57
-----------------------------------------------------

* Based on sale of less than $100,000. On sales of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS
Year Ended December 31, 1995
-----------------------------------------------------
INVESTMENT INCOME:
   Income:
    Dividends                            $ 12,039,208
    Interest                                3,330,987
    Other income                               32,823
-----------------------------------------------------
        Total Income                       15,403,018
-----------------------------------------------------
   Expenses:
    Investment advisory fees -- Note 2      4,093,163
    12b-1 fees -- Note 3                    1,227,949
    Transfer agent fees                       924,671
    Custodian fees                            193,757
    Printing expense                          124,800
    Registration fees                          54,045
    Audit fees                                 19,500
    Trustees' fees -- Note 2                   15,700
    Insurance expense                           7,724
    Legal Fees                                  5,052
    Other                                         721
-----------------------------------------------------
       Total Expenses                       6,667,082
-----------------------------------------------------
   NET INVESTMENT INCOME                    8,735,936
-----------------------------------------------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS -- NOTE 4
   Net realized gain on investments --
     Note 1                                84,973,348
   Net change in unrealized appreciation
     of investments -- Note 4             138,277,500
-----------------------------------------------------
    NET REALIZED AND UNREALIZED GAIN ON
     INVESTMENTS                          223,250,848
-----------------------------------------------------
   NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS            $231,986,784
=====================================================

The Guardian Park Avenue Fund
(Continued)

STATEMENT OF CHANGES IN NET ASSETS

                                   Year Ended December 31,
                                   ------------------------
                                      1995         1994
-----------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income         $ 8,735,936    $ 6,992,131
  Net realized gain on
   investments                   84,973,348     14,157,157
  Net change in unrealized
   appreciation/(depreciation)
   of investments               138,277,500    (30,003,248)
-----------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                   231,986,784     (8,853,960)
-----------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income          (8,718,311)    (7,003,966)
  Net realized gain on
    investments                 (48,212,589)    (22,969,311)
-----------------------------------------------------------
  TOTAL DISTRIBUTIONS TO
    SHAREHOLDERS                (56,930,900)    (29,973,277)
-----------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
  Net increase in net
   assets from capital share
   transactions -- Note 7       156,301,684     119,550,874
-----------------------------------------------------------
NET INCREASE IN
  NET ASSETS                    331,357,568      80,723,637

NET ASSETS:
Beginning of year               640,917,027     560,193,390
-----------------------------------------------------------
End of year*                   $972,274,595    $640,917,027
-----------------------------------------------------------
* Includes undistributed net
  investment income of:       $    --          $     81,001

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995

o THE GUARDIAN PARK AVENUE FUND

NOTE 1. ACCOUNTING POLICIES

The Guardian Park Avenue Fund (the Fund) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act). GPAF, originally organized as a Delaware corporation in 1970, was reorganized into a Massachusetts business trust on April 28, 1989. On December 30, 1992, a majority of the outstanding shares of GPAF voted in favor of reorganizing the Fund as a series of the Park Avenue Portfolio, also a Massachusetts business trust. The reorganization is expected to be effected in February, 1993. Significant accounting policies of the Fund are as follows:

Investments

Equity and debt securities listed on domestic exchanges are valued at the closing sales prices on such exchanges, or, lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued using the last sales price, when available. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices or yield equivalents as obtained from one or more dealers that make a market in the securities.

   Certain debt securities may be valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Debt securities for which quoted bid prices, in the judgment of the Service, are readily available and representative of the bid side of the market, are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

   Other securities, including securities for which market quotations are not readily available, such as mortgage-backed securities and restricted securities, are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees. Repurchase agreements are carried at cost which approximates market value (see Note 4). Investment transactions are recorded on the date of purchase or sale.

   Net realized gain or loss on sales of investments is determined on the basis of identified cost. Interest income, including amortization of premium and discount, is recorded when earned. Dividends are recorded on the ex-dividend date.

Distributions to Shareholders

GPAF distributes each year as dividends or capital gains distributions substantially all realized earnings by the Fund, if any.

   All dividends or distributions to the shareholders are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles
(GAAP). Differences between the recognition of income on an income tax basis and a GAAP basis may cause temporary over distributions of net realized gains and net investment income.

Federal Income Taxes

The Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code of 1986, as amended (Code) and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

Reclassification of Capital Accounts

During the year ended December 31, 1995, the Fund reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and accumulated net realized gain on investments. Increases (decreases) to the various capital accounts were as follows:

                            Undistributed                  Accumulated
  Paid-in                   net investment            net realized gain/(loss)
  capital                       income                    on investments
-------------------------------------------------------------------------------
 $653,749                      $(98,626)                    $(555,123)
===============================================================================

The GPAF redesignated $65,857 of ordinary dividends as long term capital gain dividends.

NOTE 2. INVESTMENT ADVISORY AGREEMENTS  AND PAYMENTS TO RELATED PARTIES

The Fund has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly-owned subsidiary of The Guardian Life Insurance Company of America. The investment advisory agreement provides, among other things, for the quarterly payment by the Fund of a fee calculated at an annual rate of one-half of 1% of the average daily net assets of the Fund.

     In addition, pursuant to the investment advisory agreement, if total expenses of the Fund, as defined, exceed 1% per annum of the average daily net asset value of the Fund, GISC has agreed to assume any such excess. Total expenses of the Fund did not exceed this limitation for the year ended December 31, 1995.

     The aggregate remuneration paid by the Fund to its unaffiliated trustees ($500 per meeting plus and annual stipend of $1,000) amounted to $15,700 for the year ended December 31, 1995.

     Certain officers and trustees of the Fund are affiliated with GISC.

NOTE 3. UNDERWRITING AGREEMENT AND DISTRIBUTION PLAN

The Fund has entered into an Underwriting Agreement with GISC pursuant to which GISC serves as the principal underwriter for shares of the Fund. As compensation for its services, GISC received aggregate sales commissions of $2,576,003 for the year ended December 31, 1995. GISC and the Fund has entered into a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan the Fund pays GISC, on a monthly basis, a distribution fee of up to .15% on an annual basis of its average daily net assets. Under the Plan, GISC uses the fees received from the Fund to pay distribution expenses incurred during the fiscal year, including the payment of fees to dealers selling shares of the Fund, the payment of advertising costs and the payment for the preparation, printing and distribution of prospectuses to prospective investors.

NOTE 4. REPURCHASE AGREEMENTS

Collateral under repurchase agreements take the form of either cash or fully negotiable U.S. Government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and marked to market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. The Board of Trustees evaluates the creditworthiness of broker-dealers and banks engaged in repurchase agreements with the Fund. The Fund will not enter into repurchase agreements for more than one week's duration (or invest in any other securities which are not readily marketable) if more than 10% of its net assets would be so invested. On December 30, 1992, the shareholders of GPAF voted to amend the Fund's fundamental investment policies to permit up to 15% of the Fund's net assets to be invested in securities which are not readily marketable, including repurchase agreements which mature in more than seven days.

NOTE 5. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $659,173,513 and $594,165,296, respectively, during the year ended December 31, 1995.

     Gross unrealized appreciation and depreciation of investments aggregated $228,060,141 and $(9,131,705), respectively, resulting in net unrealized appreciation of $218,928,436 at December 31, 1995.

     The cost of investments owned at December 31, 1995 for Federal income tax purposes was the same for financial reporting purposes.

NOTE 6. FUND SHARES  TRANSACTIONS IN FUND SHARES WERE AS FOLLOWS

o  THE GUARDIAN                                                   Year Ended
   PARK AVENUE FUND                                        December 31, 1995
----------------------------------------------------------------------------
                                                       Shares         Amount
----------------------------------------------------------------------------
Shares sold                                         7,677,062   $248,191,463
Shares issued to shareholders in
  reinvestment of dividends from
  net investment income and net
  realized gain on investments                      1,609,384     54,438,335
----------------------------------------------------------------------------
                                                    9,286,446    302,629,798
Less shares repurchased                            (4,502,822)  (146,328,114)
----------------------------------------------------------------------------
   Net Increase                                     4,783,624   $156,301,684
============================================================================

o  THE GUARDIAN                                                   Year Ended
   PARK AVENUE FUND                                        December 31, 1994
----------------------------------------------------------------------------
                                                       Shares         Amount
----------------------------------------------------------------------------
Shares sold                                          6,037,382  $170,046,951
 Shares issued to shareholders in
  reinvestment of dividends from
  net investment income and
  net realized gain on investments                   1,053,246    28,635,093
----------------------------------------------------------------------------
                                                     7,090,628   198,682,044
Less shares repurchased                             (2,821,719)  (79,131,170)
----------------------------------------------------------------------------
  Net Increase                                       4,268,909  $119,550,874
============================================================================

Note 7. Line of Credit

A $20,000,000 line of credit available to The Guardian Park Avenue Fund and other related Guardian Funds has been established with Morgan Guaranty Trust Company. The rate of interest charged on any borrowings is based upon the prevailing Federal Funds rate at the time of the loan plus .25% calculated on a 360 day basis per annum. For the year ended December 31, 1995, the Fund had not borrowed against this line of credit.

Financial Highlights

H The Guardian Park Avenue Fund

Selected data for a share of beneficial interest outstanding throughout the years indicated:


                                                                 Year Ended December 31,
                                 -------------------------------------------------------------------------------------------------
                                  1995     1994     1993        1992      1991      1990      1989     1988      1987     1986
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF
  YEAR                           $26.89   $28.63    $25.17     $22.23    $18.26    $21.56    $20.46    $18.63    $20.74    $21.20
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net investment
  income                           0.33     0.31      0.50       0.45      0.65      0.68      0.92      0.60      0.47      0.35
 Net realized and
  unrealized gain/
  (loss) on
  investments                     8.87     (0.72)     4.56       4.05      5.71     (3.28)     3.88      3.23      0.20      3.33
----------------------------------------------------------------------------------------------------------------------------------
 Net increase/
  (decrease) from
  investment
  operations                      9.20     (0.41)     5.06       4.50      6.36     (2.60)     4.80      3.83       0.67     3.68
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net
   investment income             (0.33)    (0.31)    (0.50)     (0.44)    (0.66)    (0.70)    (0.98)    (0.55)    (0.60)    (0.33)
 Distributions from
   net realized gain
   on investments                (1.79)    (1.02)    (1.10)     (1.12)    (1.73)       --     (2.72)    (1.45)    (2.18)    (3.81)
----------------------------------------------------------------------------------------------------------------------------------
 Total distributions             (2.12)    (1.33)    (1.60)     (1.56)    (2.39)    (0.70)    (3.70)    (2.00)    (2.78)    (4.14)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF YEAR                   $33.97    $26.89    $28.63     $25.17    $22.23    $18.26    $21.56    $20.46    $18.63    $20.74
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                    34.28%    (1.44%)   20.28%     20.48%    35.16%   (12.21%)   23.66%    20.78%     2.95%    18.38%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    year (000's
    omitted)                  $972,275  $640,917  $560,193  $335,660  $270,095  $216,457  $228,190  $176,000  $157,045  $136,243
 Ratio of expenses
    to average net
    assets                        0.81%     0.84%     0.81%     0.68%     0.67%     0.69%     0.70%     0.69%     0.68%     0.71%
 Ratio of net
    investment income
    to average net
    assets                        1.07%     1.15%     1.89%     1.94%     2.96%     3.51%     4.01%     2.82%     2.08%     1.79%
 Portfolio turnover
   ratio                            78%       54%       46%       64%       57%       47%       47%       58%       50%       48%
==================================================================================================================================


** Excludes effect of sales load.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

BOARD OF TRUSTEES AND SHAREHOLDERS
THE GUARDIAN PARK AVENUE FUND

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments of The Guardian Park Avenue Fund as of December 31, 1995, and the related statements of operations for the year then ended, and the statements of changes in net assets per each of the two years in the period then ended and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 1995, the results of its operations for the year then ended and the changes in its net assets per each of the two years in the period then ended and financial highlights for each of the years indicated therein, in conformity with generally accepted accounting principles.

                                           ERNST & YOUNG LLP

New York, New York
February 9, 1996

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THE GUARDIAN
INSURANCE & ANNUITY
COMPANY, INC.

A WHOLLY OWNED SUBSIDIARY OF
THE GUARDIAN LIFE INSURANCE
COMPANY OF AMERICA

Annual Report
to Contractowners


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THE GUARDIAN/VALUE LINE
SEPARATE ACCOUNT

Executive Offices
201 Park Avenue South
New York, NY 10003

Customer Service Office
P.O. Box 26210
Lehigh Valley, PA 18002-6210
1-800-221-3253

December 31, 1995

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The Guardian Insurance & Annuity Company, Inc.
201 Park Avenue South
New York, NY 10003


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